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                                                                   Exhibit 10.21

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
              (SHORT-FORM TO BE USED WITH POST 1995 AIR LEASES)

1. PARTIES. This Sublease, dated, for reference purposes only, March 29, 1999, is made by and between Digital Microwave, Inc. ("SUBLESSOR") and Oplink Communications, Inc. ("SUBLESSEE").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 3475 N. First Street located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) 3475 North 1st Street; 30,100 square feet, see Exhibit A ("PREMISES").

3.       TERM.

     3.1 TERM. The term of this Sublease shall be for thirty-two months twenty-four days commencing on May 24, 1999 and ending on January 1, 2002 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

4. RENT.

     4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $33,712.00 in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $33,712.00 as Base Rent for Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

     4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $33,712.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6. USE.

     6.1 AGREED USE. The Premises shall be used and occupied only for sales and assembly of fiber optic components and for no other purpose.

     6.2 COMPLIANCE. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.

     6.3 ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:

         (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

         (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

         (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

     In addition, Sublessor acknowledges that:

         (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

         (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

7. MASTER LEASE

     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked
Exhibit 1, wherein dated August 29, 1997 is the lessor, hereinafter the "MASTER LESSOR"

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 3, 4, 5B, 5C, - modify amount to reflect #5 in standard sublease dated March 29, 1999, 1999, 13, 17D


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     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

     7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

     9.3 In the event that Master Lessor does give such consent then:

         (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

         (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

         (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

         (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Colliers International a licensed real estate broker, ("BROKER"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $ see agreement for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting

     10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent

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property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

13. Tenant Improvements. The following provisions shall apply.

     13.1 Contractor; Construction. Tenant shall commence construction of the General Tenant Improvements upon satisfaction of the following conditions:

         (a) Landlord has approved the Plans and Specifications

         (b) Tenant has obtained all building permits and other governmental authorizations which may be required in connection with the General Tenant Improvements; and,

         (c) Landlord has approved the contractor which Tenant intends to retain to construct the General Tenant Improvements; and,

         (d) Tenant has provided to Landlord not less than ten (10) days prior written notice of Tenant's intent to commence construction in order to provide Landlord sufficient opportunity to place appropriate notices of non-responsibility on the Premises.

     13.2 Improvement Costs; Liens. All of the costs and expenses to be incurred in connection with the construction of the General Tenant Improvements ("Improvement Costs") shall be paid for by Tenant. Tenant will assure that the Building and Project shall be free and clear of any and all liens and encumbrance which may arise in connection with the General Tenant Improvements. In the event any such lien or encumbrance is imposed on the Building or Project and is not removed within ten (10) days, then Landlord may, with no obligation to do so, remove such lien. Any and all amounts, including, without limitation, bonding costs and attorney fees, incurred by Landlord in removing a lien shall be repaid by Tenant to landlord as "Additional Rent," within (5) days following written demand.

     13.3 Improvement Allowance. Landlord shall provide to Tenant an "Improvement Allowance" in an amount equal to the Lessor of (a) the actual improvement Costs incurred by Tenant in connection with the design and construction of the General Tenant Improvements, or (b) Seventy Five Thousand Two Hundred Fifty Dollars ($75,250.00) Landlord shall pay the Improvement Allowance to Tenant upon the satisfaction of each of the following:

         (a) A Notice of Completion has been recorded with respect to the General Tenant Improvements.

         (b) Tenant provides to Landlord supporting information regarding the Improvement Costs incurred by Tenant.

         (c) Tenant provides to Landlord lien releases from Tenant's contractors and subcontractors.

         (d) A certificate of occupancy with respect to the Premises has been issued by the City of San Jose.

     13.4 Proposed Improvements. Attached and labeled Exhibit B is a plan and list of Tenants proposed improvements. By signing this Sublease agreement both Sublessor and Mater lessor agree to allow Subtenant to construct these improvements, that the improvement allowance is applicable to these improvements.

Tenant may request that Landlord disburse portions of the Improvement Allowance to Tenant during the course of construction of the General Tenant Improvement. Landlord may, in its discretion, make such disbursements, upon such conditions as Landlord may specify and provided that Landlord is satisfied with Tenant's financial condition and Tenant is not in default of any provision of the lease.

14. Utilities. Landlord shall pro-rate the utility bills based on the percentage occupied by subtenant. Said percentage is approximately 47.83%

15. Parking. Subtenant, at Subtenant's sole expense, shall have the right to paint up to four parking spaces located at the front entrance to the premise with "Visitors"

16. Subtenant shall have access to the dock high doors to bring in equipment during the initial construction of improvements. After occupancy Subtenant may access the dock high doors for the purpose of installing equipment on a restricted basis. The conditions for access are: Prior approval by Sublessor, at least 72 hour notice to Sublessor and such access does not interfere with the operations of the Subtenant occupying the balance of the premises.



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ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
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
Executed at:                                   Digital Microwave, Inc.
             ----------------------------      ------------------------------------------

on:                                            By  /s/ illegible
    -------------------------------------         ---------------------------------------

Address:                                       By
         --------------------------------         ---------------------------------------
                                               "Sublessor" (Corporate Seal)

Executed at:                                   /s/ C.D. Statham
             ----------------------------      ------------------------------------------

on:                                            By
    -------------------------------------         ---------------------------------------

Address:                                       By
         --------------------------------         ---------------------------------------

                                               "Sublessee" (Corporate Seal)

Executed at:                                    Wyse Technology Inc.
             ----------------------------      ------------------------------------------

on:                                            By   /s/ Gary A. Martel
    -------------------------------------         ---------------------------------------

Address:                                       By  Gary A. Martel   CFO & VP Operations
         --------------------------------         ---------------------------------------

                                               "Master Lessor" (Corporate Seal)

NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST., SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.



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(C)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION            FORM SBS-1-3/97